                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 21, 2000

                                FNB CORPORATION
             (Exact Name of Registrant as Specified in Its Chapter)

            Virginia                            000-24141                        54-1791618
(State of other jurisdiction of                (Commission                    (I.R.S. Employer
incorporation or organization)                 File Number)                  Identification No.)

                           _________________________

                                105 Arbor Drive
                        Christiansburg, Virginia  24068
                    (Address of principal executive offices)
                        (Registrant's telephone number,
                     including area code):   (540-382-4951)

                           _________________________

         (Former name or former address, if changed since last report)
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Item 5.  Other Events

(a) As explained in the attached press release, FNB Corporation (the "Company") announced its first quarter financial results, its quarterly dividend and that the board of directors of the Company, the one bank holding company for First National Bank, has authorized management to buy up to 5% of the Company's common stock. The stock will be purchased in the open market and/or by privately negotiated transactions as management and the board of directors determine prudent.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FNB CORPORATION,
                                REGISTRANT



Date:  April 24, 2000           By:  /s/  J. Daniel Hardy, Jr.
                                     ----------------------------------
                                     J. Daniel Hardy, Jr.
                                     President and Chief Executive Officer